UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2021

FS DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39438	85-1612845
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Montgomery Street, Suite 4500 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 877-4887

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FSDC	The Nasdaq Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 3, 2021, FS Development Corp., a Delaware corporation (“FS Development” or the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 11,780,701 (75.8%) of FS Development’s issued and outstanding shares of common stock held of record as of January 15, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. FS Development’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.

The Business Combination Proposal. To (a) adopt and approve the Merger Agreement, dated as of October 15, 2020 (the “Merger Agreement”), among FS Development, FSG Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of FS Development (“Merger Sub”), Gemini Therapeutics, Inc., a Delaware corporation (“Gemini”), and Shareholder Representative Services LLC pursuant to which Merger Sub will merge with and into Gemini, with Gemini surviving the merger as a wholly-owned subsidiary of FS Development (the “Combined Entity”) and (b) approve such merger and the other transactions contemplated by the Merger Agreement (the “Business Combination”). In connection with the Business Combination, FS Development will be renamed “Gemini Therapeutics, Inc.” Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Business Combination (the “Effective Time”):

(i)	all shares of Gemini’s Series B Preferred Stock, Series A Preferred Stock and Common Stock (collectively, “Gemini Stock”) issued and outstanding immediately prior to the Effective Time, whether vested or unvested, will be converted into the right to receive the Merger Consideration (as defined below), with each stockholder of Gemini Stock being entitled to receiving its Pro Rata Portion (as defined below) of the Merger Consideration; and

(ii)	each option exercisable for Gemini Stock that is outstanding immediately prior to the Effective Time shall be assumed and continue in full force and effect on the same terms and conditions as are currently applicable to such options, subject to adjustments to exercise price and number of shares of FS Development Class A Common Stock issued upon exercise:

Votes For	Votes Against	Abstentions
10,861,619	912,082	7,000

2.	The Nasdaq Stock Issuance Proposal. To approve, assuming the Business Combination Proposal is approved and adopted, for purposes of complying with the applicable provisions of Nasdaq Stock Exchange Listing Rule 5635 (each, a “Nasdaq Listing Rule”), (a) the issuance of up to 21,500,000 newly issued shares of FS Development Class A Common Stock, par value $0.0001 per share, in the Business Combination, which amount will be determined as described in more detail in the proxy statement/prospectus filed with the Securities and Exchange Commission under the heading titled “The Business Combination Proposal — Acquisition of Gemini; Merger Consideration” and (b) the issuance and sale of 9,506,000 newly issued shares of FS Development Class A Common Stock in a private placement concurrent with the Business Combination (the “PIPE Investment”), to the extent such issuances would require a stockholder vote under the applicable Nasdaq Listing Rule:

Votes For	Votes Against	Abstentions
10,859,417	913,699	7,585

3.	The Charter Amendment Proposal. to approve, assuming the Business Combination Proposal is approved and adopted, a proposed second amended and restated certificate of incorporation (the “Proposed Charter”), which will amend and restate the Current Charter, dated August 11, 2020 (the “Current Charter”), and which Proposed Charter will be in effect upon the closing of the Business Combination (the “Closing”):

Votes For	Votes Against	Abstentions
10,861,334	912,082	7,285

The Advisory Charter Proposals. To approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the Securities and Exchange Commission as five separate sub-proposals:

4.	Advisory Charter Proposal A – To increase the authorized shares of FS Development Class A Common Stock to 250,000,000 shares:

Votes For	Votes Against	Abstentions
10,855,869	917,157	7,675

5.	Advisory Charter Proposal B – To increase the authorized shares of “blank check” preferred stock that the Combined Entity’s board of directors could issue to discourage a takeover attempt to 10,000,000 shares:

Votes For	Votes Against	Abstentions
9,513,721	2,254,205	12,775

6.	Advisory Charter Proposal C – To provide that certain amendments to provisions of the Proposed Charter will require the approval of at least 662/3% of the Combined Entity’s then-outstanding shares of capital stock entitled to vote on such amendment:

Votes For	Votes Against	Abstentions
9,522,733	2,250,543	7,425

7.	Advisory Charter Proposal D – To make the Combined Entity’s corporate existence perpetual as opposed to FS Development’s corporate existence, which is required to be dissolved and liquidated 24 months following the closing of its initial public offering and to remove from the Proposed Charter the various provisions applicable only to specified purpose acquisition corporations contained in the Current Charter:

Votes For	Votes Against	Abstentions
10,860,834	912,582	7,285

8.	Advisory Charter Proposal E – To provide that any amendment to the Amended By-laws will require the approval of at least 66 2⁄3% of the Combined Entity’s then-outstanding shares of capital stock entitled to vote on such amendment, provided that if the board of directors of the Combined Entity recommends approval of such amendment, such amendment will require the approval of a majority of the Combined Entity’s then-outstanding shares of capital stock entitled to vote on such amendment:

Votes For	Votes Against	Abstentions
9,522,748	2,250,528	7,425

9.	The Incentive Plan Proposal – To approve, assuming the Business Combination Proposal is approved and adopted, the 2021 Stock Option and Incentive Plan (the “Equity Incentive Plan”), which will become effective the day prior to the Closing:

Votes For	Votes Against	Abstentions
10,855,395	916,387	8,919

Item 8.01 Other Events.

In connection with the Business Combination, holders of 100 shares of FS Development’s Class A common stock exercised their right to redeem their shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Development Corp.

By:	/s/ Dennis Ryan
Name: Dennis Ryan
Title: Chief Financial Officer

Dated: February 3, 2021